UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2018

QUALCOMM INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5775 Morehouse Drive

San Diego, California 92121

(Address of principal executive offices) (zip code)

(858) 587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                           Entry into a Material Definitive Agreement.

On April 19, 2018, Qualcomm River Holdings B.V. (“Buyer”), a private company with limited liability organized under the laws of The Netherlands and an indirect, wholly owned subsidiary of QUALCOMM Incorporated (“Qualcomm”), and NXP Semiconductors N.V., a public limited liability company organized under the laws of The Netherlands (“NXP”), entered into Amendment No. 2 (“Amendment No. 2”) to the Purchase Agreement, dated as of October 27, 2016, between Buyer and NXP, as amended by Amendment No. 1, dated as of February 20, 2018, between Buyer and NXP (as amended by Amendment No. 1, the “Purchase Agreement”).

Pursuant to the terms of the Purchase Agreement, Buyer previously commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding common shares, par value EUR 0.20 per share, of NXP. Under the terms of Amendment No. 2, the End Date (as defined in the Purchase Agreement), which is the date that, subject to the terms of the Purchase Agreement, either Buyer or NXP would have the right to terminate the Purchase Agreement if the Offer has not been consummated on or before such date, has been extended until July 25, 2018.

Amendment No. 2 also provides that, in addition to its existing rights, NXP will be entitled to receive the Buyer Termination Compensation (as defined in the Purchase Agreement) (a) if the Purchase Agreement is terminated in accordance with its terms for any reason (subject to certain exceptions) and, at the time of any such termination, approval by the applicable antitrust authorities in China, or in any jurisdiction where the parties’ previously obtained clearance will expire or where the applicable antitrust authority has required or requested a resubmission for clearance, has not been received, or (b) at any time after 11:59 p.m., New York City time, on July 25, 2018 if, at such time, approval by the applicable antitrust authorities in China, or in any jurisdiction where the parties’ previously obtained clearance will expire or where the applicable antitrust authority has required or requested a resubmission for clearance, has not been received.  In the event that NXP has received the Buyer Termination Compensation pursuant to clause (b) in the previous sentence, Buyer will be entitled to terminate the Purchase Agreement.

Furthermore, Buyer and NXP have agreed to amend certain of the restrictions set forth in the Purchase Agreement related to the conduct and operations of NXP and its subsidiaries prior to the earlier of the termination of the Purchase Agreement and the closing of the Offer, including with respect to NXP’s ability to undertake acquisitions and settle litigation.

Other than as expressly modified pursuant to Amendment No. 2, the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission by Qualcomm on October 27, 2016, as amended by Amendment No. 1 (which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission by Qualcomm on February 20, 2018), remains in full force and effect as originally executed on October 27, 2016 and as amended on February 20, 2018.  The foregoing description of Amendment No. 2 does not purport to be complete, and is qualified in its entirety by reference to the full text of Amendment No. 2, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01                           Regulation FD Disclosure.

On April 19, 2018, Qualcomm issued a press release announcing the execution of Amendment No. 2. A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 7.01 in this Form 8-K and in Exhibit 99.1 shall be deemed “furnished” and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 in this Form 8-K and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                   Financial Statements and Exhibits

(d)                     Exhibits

Exhibit No.	Description
2.1

Amendment No. 2, dated April 19, 2018, to the Purchase Agreement, dated as of October 27, 2016, by and between Qualcomm River Holdings B.V. and NXP Semiconductors N.V., as amended by Amendment No. 1 to the Purchase Agreement, dated as of February 20, 2018 by and between Qualcomm River Holdings B.V. and NXP Semiconductors N.V.*

99.1	Press Release of QUALCOMM Incorporated, dated April 19, 2018.

*                 Exhibits omitted pursuant to item 601(b)(2) of Regulation S-K. Qualcomm agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

Additional Information and Where to Find It

This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common shares of NXP Semiconductors N.V. (“NXP”) or any other securities. Qualcomm River Holdings B.V. (“Buyer”), an indirect, wholly owned subsidiary of Qualcomm Incorporated (“Qualcomm”), has filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal, and related documents with the United States Securities and Exchange Commission (the “SEC”) and NXP has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The offer to purchase common shares of NXP is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO, in each case as amended from time to time. THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF NXP ARE URGED TO READ THESE DOCUMENTS, AS FILED AND AS MAY BE AMENDED FROM TIME TO TIME, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT

INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. In addition, free copies of these documents may be obtained by contacting Innisfree M&A Incorporated, the information agent for the tender offer, toll free at (888) 750-5834 (for shareholders) or collect at (212) 750-5833 (for banks and brokers).

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, Buyer or NXP are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the parties’ ability to complete the tender offer and close the proposed transaction, the expected closing date of the transaction, the financing of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of Qualcomm to successfully integrate NXP’s businesses, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; Qualcomm’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in Qualcomm’s and NXP’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and NXP’s most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for NXP are available in the Investor Relations section of NXP’s website at www.nxp.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2018

QUALCOMM INCORPORATED

By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer